UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2019

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Suite 1200 Midland, Texas		79701
(Address of principal executive offices)		(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointments of Chief Financial Officer and Chief Accounting Officer

On February 28, 2019, Diamondback Energy, Inc. (“Diamondback” or the “Company”) announced a series of leadership appointments, including those discussed below.

Kaes Van’t Hof, currently Diamondback’s Senior Vice President of Strategy and Corporate Development, has been appointed, effective as of March 1, 2019, Chief Financial Officer and Executive Vice President of Business Development for Diamondback. Tracy Dick will assume the role of Chief Accounting Officer and Executive Vice President for Diamondback, effective as of March 1, 2019, and will remain Chief Financial Officer of Viper Energy Partners LP, Diamondback’s publicly traded subsidiary (NASDAQ: VNOM) (“Viper”). Mr. Van’t Hof will also remain in his current role as President of Viper.

Mr. Van’t Hof”s and Ms. Dick’s full biographies and, to the extent applicable, the information required by Item 404(a) of Regulation S-K, are included in Diamondback’s definitive proxy statement on Schedule 14A, filed by Diamondback with the Securities and Exchange Commission on April 27, 2018 (the “Proxy Statement”). Ms. Dick’s compensation is also described in the Proxy Statement.

In his role as Diamondback’s Chief Financial Officer and Executive Vice President of Business Development, Mr. Van’t Hof will receive an annual base salary of $520,000. He will also continue to participate in Diamondback’s annual executive cash incentive program, which provides an opportunity to receive an annual bonus payable in a single lump sum, based on a target percentage of Mr. Van’t Hof’’s annual base salary and such performance goals and criteria as determined in the discretion of Diamondback’s compensation committee. Mr. Van’t Hof will also continue to participate in Diamondback’ equity incentive plan, under which Diamondback grants annual performance-based and time-vesting equity awards, and other employee benefit plans generally available to similarly situated Company employees, as in effect from time to time.

Except with respect to any awards that may be granted under Viper’s Long Term Incentive Plan, neither Mr. Van’t Hof nor Ms. Dick receive separate amounts of compensation for the services they provide to Viper.

Retirement of Named Executive Officer

On February 28, 2019, Diamondback also announced that Paul Molnar, currently Executive Vice President of Exploration and Business Development and a named executive officer in the Proxy Statement, will be retiring, effective as of April 1, 2019, after having worked at Diamondback since August 2011, prior to Diamondback’s initial public offering. Mr. Molnar’s compensation is disclosed in the Proxy Statement.

Item 7.01.	Regulation FD Disclosure

On February 28, 2019, Diamondback issued a press release announcing the matters described in Item 5.02 above and other leadership appointments and promotions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Diamondback’s Press Release dated February 28, 2019 entitled “Diamondback Energy, Inc. Announces New Leadership Appointments and Promotions.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: February 28, 2019

	By:	/s/ Travis D. Stice
	Name:	Travis D. Stice
	Title:	Chief Executive Officer